UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number         811-07358

                    Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Alan M. Meder	Lawrence R. Hamilton
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:     (800) 338-8214

Date of fiscal year end:     December 31

Date of reporting period:     June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

      The Semi-Annual Report to Stockholders follows.

August 11, 2011

Dear Fellow Shareholders:

Your Fund’s Performance

During the first half of 2011 the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was impacted by uncertainty regarding the sustainability of the U.S. economic recovery and the extent to which problems in debt markets overseas could potentially spread to the U.S. markets. As is often the case in times of rising uncertainty, many investors turned to the relative safety of fixed income investments. Over this time period the DUC Fund, along with the broader fixed income markets, posted solid returns.

The following table compares the performance of the DUC Fund to a broad based bond market benchmark. It is important to note that the index returns stated below include no fees or expenses, whereas the DUC Fund’s NAV returns are net of fees and expenses.

For the period indicated through June 30, 2011	DUC Fund (Per share performance with dividends reinvested in Fund plan)	DUC Fund (NAV based performance)	Barclays Capital U.S. Aggregate Bond Index

Six Months	3.27%	3.73%	2.72%
One Year	-2.25%	4.89%	3.90%
Three Years (annualized)	9.75%	7.85%	6.46%
Five Years (annualized)	7.47%	7.10%	6.52%

DUC Fund per share based returns and DUC Fund NAV based returns were obtained from the Administrator of the DUC Fund. Performance returns for the Barclays Capital U.S. Aggregate Bond Index were obtained from Bloomberg L.P. Past performance is not indicative of future results.

Based on the June 30, 2011 closing price of $11.33 and a monthly distribution of $0.07 per share, the DUC Fund common stock had an annualized distribution rate of 7.41%. Please refer to the portion of this letter captioned “About Your Fund” for important information about the sources and characterizations of the DUC Fund’s distributions.

In early August, Standard & Poor’s lowered the long-term sovereign credit rating of the United States to AA+ from AAA. The capital markets had already been jittery due to the prolonged European sovereign debt crisis, as well as the difficult debt ceiling negotiations and evidence of disappointingly low economic growth here at home. Even though the rating downgrade was not totally unexpected, capital market volatility increased substantially, as the broad equity markets bounced between sharp declines and advances and the U.S. Treasury bond market advanced on “flight to quality” buying. Your Fund’s managers do not expect the sources of volatility to be resolved in the near term. Nevertheless, we believe that investing in a diversified portfolio of fundamentally sound companies continues to be a prudent strategy for pursuing the Fund’s primary investment objective of high current income consistent with investing in securities of investment grade quality.

Market Overview And Outlook

U.S. Gross Domestic Product grew modestly during the first half of 2011. The U.S. economy’s gradual recovery from the recession that ended in mid-2009 appeared to be at risk as fear of a double-dip recession resurfaced. Reduced federal stimulus and less spending by state and local governments likely had a negative impact on economic growth. A stubbornly high unemployment rate and a housing market that has yet to find a bottom continued to weigh on consumer confidence. In addition, higher energy prices likely had a dampening effect on discretionary spending by the U.S. consumer. Despite the fact that many corporations enjoyed solid profitability, healthy balance sheets and relatively easy access to credit, the business sector remained reluctant to meaningfully increase production or hiring. The global economy continued to slowly recover, as many governments around the world wrestled with their own budget deficit issues and potential fallout from the European sovereign debt crisis.

During the first half of 2011 the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets monetary policy, reaffirmed its accommodative stance by holding the federal funds rate to a “target range” of between zero and 0.25%. While the FOMC held its target for the federal funds rate steady, investors began to question whether higher energy prices and an end to the second round of quantitative easing would move the U.S. economy closer to a double dip recession. As a result, the U.S. Treasury yield curve shifted downward and became more positively sloped (i.e., long-term rates higher than short-term rates). Yields decreased by 14 basis points on two-year maturities and by 13 basis points on ten-year maturities, while yields increased by 4 basis points on thirty-year maturities. Putting downward pressure on the short to intermediate area of the U.S. Treasury yield curve was a recurrence of the “flight to quality” as many investors sought refuge from potential volatility in the relative safety of the U.S. Treasury market. During the second quarter investors grew concerned that Europe’s sovereign debt crisis could spread to the U.S. credit markets. As a result, they began to allocate funds away from the credit sensitive areas of the bond market. Despite increased uncertainty, the higher quality sectors of the broader fixed income markets were able to post solid returns for the first half of 2011.

The U.S. economy appears to be on track to have positive albeit restrained growth. The still struggling housing market and persistently high unemployment are likely to continue to weigh on consumer confidence and keep the recovery slow and uneven. Furthermore, a prolonged lull in the economic recovery could leave the U.S. economy vulnerable to external shocks, such as further turmoil in the Middle East or fallout from natural disasters around the world. The FOMC recently stated that “the economic recovery is continuing at a moderate pace, though somewhat slower than the Committee had expected” and acknowledged that conditions are likely to warrant “exceptionally low levels for the federal funds rate for an extended period”. As was highly expected, the second round of quantitative easing was completed during the second quarter. However, monetary policy is likely to remain extremely accommodative since the FOMC intends to maintain the size of the Federal Reserve’s balance sheet by reinvesting principal payments from its security holdings. Debate regarding the need for further stimulus as well as how and when to wean the economy from more than three years of unprecedented support is likely to continue. Over the short term, the fixed income market is expected to remain volatile as the debate in Washington over the debt ceiling continues and the sustainability of the U.S. economic recovery remains in question. Longer term, an improving economy and record U.S. borrowing to finance expanding budget deficits could set the stage for rising inflation expectations and upward pressure on long-term interest rates. If that happens, the returns of leveraged bond funds would be reduced.

About Your Fund

The DUC Fund seeks to provide investors with a stable monthly distribution that is primarily derived from current fiscal year net investment income. At times a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, paid-in-capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income”. A return of capital may occur, for example, when some or all of the money that is invested in the Fund is paid back to the investor. Based on GAAP, for the six month period ended June 30, 2011, 67% of the total distributions were attributable to current year net investment income and 33% were in excess of current year net investment income and were therefore attributable to paid-in-capital. The characterization of the distributions for GAAP purposes and federal income tax purposes may differ, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. As of the date of this letter, for federal income tax purposes the DUC Fund estimates that its current year distributions will be derived entirely from net investment income. In early 2012, a Form 1099-DIV will be sent to shareholders which will state the amount and tax characterization of the DUC Fund’s 2011 distributions.

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of June 30, 2011, the DUC Fund’s leverage consisted of Auction Market Preferred Shares (“AMPS”) in the amount of $95 million and senior debt in the amount of $95 million. On that date, the total amount of leverage represented by the AMPS and senior debt constituted approximately 37% of the DUC Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope has fostered an environment in which leverage can make a positive contribution to the earnings of the DUC Fund. However, there is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the DUC Fund could potentially be modified or eliminated.

Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end fund’s preferred shares, including the preferred shares of the DUC Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $190 million credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the DUC Fund redeemed $95 million of AMPS.

Management of the DUC Fund continues to seek ways to mitigate the impact of auction failures on preferred shareholders and believes a successful solution must serve three guiding principles.

•	First, a successful solution must not materially disadvantage the common shareholders and their ability to benefit from the use of leverage.

•

Second, the solution should be long-term oriented in nature. A short-term financing solution that provides near-term liquidity but no assurance of long-term funding could expose the DUC Fund’s shareholders to adverse changes in the market.

•	Third, a feasible solution should not lead to an increase in investment restrictions, an encumbered investment process or a reduced pool of investment alternatives.

The DUC Fund is limited in its ability to use debt to refinance all of its outstanding AMPS because of the asset coverage requirements of the Investment Company Act of 1940 (the “1940 Act”) and related SEC rules. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the DUC Fund’s outstanding preferred stock will be retired in the near future. The DUC Fund will announce any redemption through press releases and postings on its website.

The DUC Fund’s AMPS are currently rated AAA by Standard & Poor’s Financial Services LLC (“S&P”) and Aaa by Moody’s Investors Services, Inc. (“Moody’s”). S&P has released for public comment proposed changes to its methodology for rating certain securities, including the preferred stock of closed-end investment companies like the DUC Fund. The proposed new methodology would limit the ability of certain types of securities to maintain a AAA rating. Securities potentially affected include some of the most complex and least understood asset-backed and structured vehicles, many of which experienced substantial losses during the market turmoil associated with the Great Recession of 2008-2009. Although the DUC Fund’s AMPS have continuously paid their dividends during all market conditions, if the new methodology is implemented as proposed, the DUC Fund’s AMPS could have their S&P rating reduced. Any change in rating could impact the cost of leverage because the preferred dividend rates are tied to the S&P and Moody’s ratings. Management of the DUC Fund believes that the preferred stock of closed-end investment companies, because of their regulation under the 1940 Act, should be treated differently from the securities of asset-backed and structured vehicles and accordingly we have submitted comments to S&P on the proposed changes in methodology.

The DUC Fund does not currently use derivatives and has no investments in complex securities or structured investment vehicles (“SIVs”). Additionally, the portfolio has no direct exposure to financial intermediaries that focus exclusively on derivatives or SIVs. The DUC Fund’s exposure is indirect and is limited to financial institutions with diversified revenue streams. However, due to the inherent interconnectivity of today’s financial intermediaries, corporate bond investors are faced with the task of identifying and quantifying counterparty risk that is often the result of derivatives positions among both financial and non-financial companies. Government intervention and the potential for additional regulation have also introduced additional uncertainty into the capital structure of various financial inter-

mediaries. In normal market conditions, at least 80% of the DUC Fund’s total assets must be invested in Utility and Corporate Bonds, and at least 25% of the DUC Fund’s total assets must be invested in Utility Income Securities. Due to this mandated exposure, any disruptions in the broader credit market could materially and adversely impact the valuation of the investments held in the DUC Fund.

In addition to the risk of disruptions in the broader credit market, an environment of relatively low interest rates can add an element of reinvestment risk to bond funds including the DUC Fund. If bonds held in a portfolio mature during a period of low interest rates, the proceeds may necessarily be reinvested in lower yielding securities. Therefore, a prolonged period of low interest rates and the resultant modest reinvestment opportunities could adversely impact the earnings of the DUC Fund going forward.

It is impossible for the DUC Fund to be completely insulated from turmoil in the financial markets or adverse levels of interest rates. However, management believes that over the long term the diversification of the portfolio across sectors and issuers, in addition to the conservative distribution of the Fund’s assets along the yield curve, should help limit volatility and reinvestment risk to some degree.

Dividend Reinvestment and Cash Purchase Plan and Direct Deposit

For those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, The Bank of New York Mellon Corporation, at 1-866-221-1681.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from The Bank of New York Mellon Corporation, at 1-866-221-1681.

For more information about the DUC Fund, shareholders can access www.ducfund.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Schedule of Investments

June 30, 2011 (Unaudited)

Principal Amount (000)	Description	Value (Note 1)
	LONG-TERM INVESTMENTS—154.0%
	U.S. Government and Agency Obligations—5.0%
	Federal National Mortgage Association, Pass-Through Certificates,
$180	8.00%, 10/01/30	$205,183
643	7.00%, 12/01/31	744,421
	Government National Mortgage Association Pass-Through Certificates,
13	7.00%, 3/15/26	14,638
62	8.00%, 11/15/30	74,160
33	8.00%, 2/15/31	39,170
	U.S. Treasury Notes,
5,000	1.00%, 7/31/11	5,004,690
10,000	1.00%, 8/31/11	10,017,190

	Total U.S. Government and Agency Obligations (Cost $15,966,928)	16,099,452

	Corporate Bonds—142.8%
	Financial—31.2%
5,000	American Express Co.,
	6.15%, 8/28/17	5,705,230
7,000	Boeing Capital Corp.,
	6.50%, 2/15/12 (a)(b)	7,260,764
6,000	Caterpillar Financial Services Corp.,
	6.125%, 2/17/14	6,747,750
5,000	DaimlerChrysler North America Holding Corp.,
	6.50%, 11/15/13	5,565,505
5,000	ERP Operating Limited Partnership,
	6.625%, 3/15/12	5,198,685
6,000	General Electric Capital Corp.,
	4.80%, 5/01/13 (a)	6,374,046
5,000	The Goldman Sachs Group, Inc.,
	5.50%, 11/15/14	5,410,450
5,000	JPMorgan Chase & Co.,
	5.375%, 10/01/12	5,285,215
5,000	JPMorgan Chase & Co.,
	4.75%, 5/01/13	5,324,970
5,000	MetLife, Inc.,
	5.50%, 6/15/14	5,505,750
6,000	Morgan Stanley,
	6.00%, 4/28/15	6,509,964
10,000	NationsBank Capital Trust IV,
	8.25%, 4/15/27	10,287,500

Principal Amount (000)	Description	Value (Note 1)
$5,000	National City Corp.,
	6.875%, 5/15/19	$5,770,905
5,000	Northern Trust Corp.,
	5.50%, 8/15/13	5,475,865
6,000	US Bank, N.A.,
	4.95%, 10/30/14	6,570,162
6,000	Wachovia Bank NA,
	6.00%, 11/15/17	6,702,210

		99,694,971

	Industrial—31.1%
4,000	Archer-Daniels-Midland Company,
	7.125%, 3/01/13 (a)	4,413,312
6,000	Coca-Cola Enterprises, Inc.,
	8.50%, 2/01/12 (a)	6,279,672
5,000	ConocoPhillips
	4.75%, 2/01/14	5,459,050
7,000	Devon Financing Corp.,
	6.875%, 9/30/11 (a)	7,105,651
6,000	Dow Chemical Company,
	9.00%, 4/01/21	7,410,156
7,000	Hewlett-Packard Co.,
	6.125%, 3/01/14 (a)(b)	7,857,220
1,827	Kraft Foods, Inc.,
	6.25%, 6/01/12	1,918,589
5,000	Sun Company, Inc.,
	9.00%, 11/01/24 (a)	6,343,570
5,000	Target Corp.,
	6.00%, 1/15/18	5,785,850
5,275	Tele-Communications, Inc.,
	10.125%, 4/15/22 (a)(b)	7,309,277
3,200	Tele-Communications, Inc.,
	9.875%, 6/15/22 (a)	4,370,054
5,000	Time Warner Cable, Inc.,
	7.50%, 4/01/14	5,763,905
5,000	Time Warner Entertainment Company, L.P.,
	8.875%, 10/01/12 (a)(b)	5,479,970
5,000	Time Warner, Inc.,
	9.15%, 2/01/23 (a)(b)	6,740,890
5,000	Wal-Mart Stores, Inc.,
	6.75%, 10/15/23	6,178,480
5,000	Wellpoint, Inc.,
	6.80%, 8/01/12	5,311,560
5,000	Xerox Corp.,
	6.35%, 5/15/18	5,739,385

		99,466,591

5	See Notes to Financial Statements.

Principal Amount (000)	Description	Value (Note 1)
	Telephone—13.9%
$10,000	AT&T Wireless Services, Inc.,
	8.125%, 5/01/12 (a)(b)	$10,604,530
5,000	Deutsche Telekom International Finance,
	5.25%, 7/22/13	5,395,040
6,000	Rogers Communications, Inc.,
	7.50%, 3/15/15 (a)	7,109,148
5,000	Telecom Italia Capital SA,
	5.25%, 10/01/15	5,203,040
10,000	Verizon Global Funding Corp.,
	7.375%, 9/01/12 (a)(b)	10,757,610
5,000	Vodafone Group PLC,
	5.000%, 12/16/13	5,443,655

		44,513,023

	Utilities—66.6%
5,000	American Water Capital Corp.,
	6.085%, 10/15/17	5,770,285
5,000	American Water Capital Corp.,
	6.593%, 10/15/37	5,430,310
5,000	Arizona Public Service Co.,
	6.875%, 8/01/36	5,746,175
10,000	CalEnergy Company, Inc.,
	8.48%, 9/15/28 (a)(b)	13,093,390
10,713	Cleveland Electric Illumination Co.,
	8.875%, 11/15/18 (a)	13,749,911
5,000	Commonwealth Edison Co.,
	6.95%, 7/15/18 (a)	5,720,070
5,000	Dominion Resources, Inc.
	5.15%, 7/15/15	5,546,405
10,000	Entergy Texas, Inc.,
	7.125%, 2/01/19 (a)(b)	11,749,780
8,000	EQT Corporation,
	8.125%, 6/01/19	9,800,912
5,475	Exelon Generation Co. LLC,
	6.20%, 10/01/17 (a)	6,184,483
6,000	FPL Group Capital Inc.,
	5.625%, 9/01/11 (a)	6,045,480
4,000	FPL Group Capital Inc.,
	7.875%, 12/15/15	4,788,216
10,000	Hydro-Quebec,
	7.50%, 4/01/16 (a)(b)	12,324,270
5,000	Indiana Michigan Power Co.,
	7.00%, 3/15/19	5,972,300
5,000	Kinder Morgan Energy Partners,
	7.75%, 3/15/32 (a)	5,952,420
6,000	National Grid PLC
	6.30%, 8/01/16	6,899,634
6,500	National Rural Utilities Cooperative Finance Corp.,
	5.50%, 7/01/13 (a)	7,084,539
7,167	Oncor Electric Delivery Co., LLC,
	6.375%, 5/01/12 (a)(b)	7,476,235
9,441	ONEOK Partners, L.P.,
	6.15%, 10/01/16 (a)	10,875,588

Principal Amount (000)	Description	Value (Note 1)
$3,690	PPL Energy Supply LLC,
	6.50%, 5/01/18 (a)	$4,169,095
10,000	Progress Energy, Inc.,
	7.05%, 3/15/19 (a)(b)	12,014,010
5,000	PSEG Power LLC,
	5.32%, 9/15/16 (a)	5,517,685
5,000	Sempra Energy
	6.15%, 6/15/18	5,700,130
7,785	South Carolina Electric & Gas Co.,
	6.50%, 11/01/18	9,207,701
5,000	Spectra Energy Capital LLC,
	6.20%, 4/15/18	5,677,600
10,000	Trans-Canada Pipelines Limited,
	9.875%, 1/01/21	14,100,660
5,150	Williams Partners L.P.,
	7.25%, 2/01/17	6,078,854

		212,676,138

	Total Corporate Bonds (Cost $434,600,731)	456,350,723

	Asset-Backed Securities—1.8%
5,000	Detroit Edison Securitization Funding LLC 2001-1 A6,
	6.62%, 3/01/16	5,763,434

	Total Asset-Backed Securities (Cost $5,370,613)	5,763,434

Shares
	Non-Convertible Preferred Stock—4.4%
	Financial—4.4%
100,000	Duke Realty Corp., Series M,
	6.95%	2,530,000
100,000	Duke Realty Corp., Series N,
	7.25%	2,505,000
100,000	Kimco Realty Corp., Series G,
	7.75%	2,606,000
100,000	Realty Income Corp., Series D,
	7.375%	2,594,000
100,000	UDR, Inc., Series G,
	6.75%	2,511,000
50,000	Vornado Realty Trust, Series I,
	6.625%	1,244,500

	Total Non-Convertible Preferred Stock (Cost $13,713,000)	13,990,500

	Total Investments—154.0% (Cost $469,651,272)	492,204,109

	Other Assets in Excess of Liabilities—5.4%	17,369,475
	Borrowings—(29.7)%	(95,000,000)
	Liquidation Value of Preferred Shares—(29.7)%	(95,000,000)

	Net Assets Applicable to Common Stock—100%	$319,573,584

See Notes to Financial Statements.	6

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of June 30, 2011:

	Level 1	Level 2
Asset-backed securities	$—	$5,763,434
Corporate bonds	—	456,350,722
Non-convertible preferred stock	13,990,500	—
U.S. Government and Agency obligations	—	16,099,452

Total	$13,990,500	$478,213,609

There were no significant transfers between level 1 and level 2 during the six months ended June 30, 2011.

Summary of Ratings as a Percentage of Long-Term Investments as of June 30, 2011 (Unaudited)

Rating *	%
AAA	4.4%
AA	3.9%
A	30.1%
BBB	57.4%
BB and Below	4.2%

100.0%

*	Based on the lower rating of Standard & Poor’s Financial Services LLC or Moody’s Investors Service, Inc.

Sector Allocation as a Percentage of Total Investments as of

June 30, 2011 (Unaudited)

7	See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)

Assets

Investments, at value (cost $469,651,272) including $88,142,240 of securities loaned	$492,204,109

Cash	10,154,780

Interest receivable	7,509,262

Dividends receivable	66,900

Other assets	79,543

Total assets	510,014,594

Liabilities

Payables:

Borrowings (Note 6)	95,000,000

Investment advisory fee (Note 2)	211,215

Dividends on common shares	114,385

Administration fee (Note 2)	37,279

Dividends on auction market preferred shares	26,068

Interest on borrowings (Note 6)	7,103

Other accrued expenses	44,960

Total liabilities	95,441,010

Auction Market Preferred Shares (3,800 shares issued and outstanding, liquidation preference $25,000 per share)	95,000,000

Net Assets Applicable to Common Stock	$319,573,584

Capital

Common stock, $.01 par value, 599,992,400 shares authorized, 27,317,078 shares issued and outstanding (Note 4)	$273,171

Additional paid-in capital	370,321,930

Accumulated distributions in excess of net investment income	(3,646,456)

Accumulated net realized loss on investments	(69,927,898)

Net unrealized appreciation on investments	22,552,837

Net Assets Applicable to Common Stock	$319,573,584

Net asset value per share of common stock: ($319,573,584 ÷ 27,317,078 shares of common stock issued and outstanding)	$11.70

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Operations

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income

Interest income	$9,660,442

Dividend income	577,697

Total investment income	10,238,139

Expenses

Investment advisory fees (Note 2)	1,262,290

Borrowing fees and expenses (Note 6)	477,639

Administration fees (Note 2)	221,525

Directors’ fees	77,148

Professional fees	24,676

Broker-dealer commissions—auction market preferred shares	71,645

Reports to shareholders	35,043

Custodian fees and expenses	30,765

Transfer agent fees and expenses	27,930

Registration fees	9,919

Leverage fees and expenses	10,680

Other	7,334

Total operating expenses	2,256,594

Interest expense (Note 6)	661,729

Total expenses	2,918,323

Net investment income	7,319,816

Realized and Unrealized Gain on Investments

Net realized gain on investments	2,132,988

Net change in unrealized appreciation on investments	2,370,447

Net realized and unrealized gain on investments	4,503,435

Dividends and Distributions on Auction Market Preferred Shares from Net Investment Income	(698,614)

Net Increase in Net Assets Applicable to Common Stock Resulting from Operations	$11,124,637

See Notes to Financial Statements.	8

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010

Operations

Net investment income	$7,319,816	$17,996,505

Net realized gain on investments	2,132,988	3,692,989

Net change in unrealized appreciation on investments	2,370,447	2,873,603

Dividends and distributions on auction market preferred shares from net investment income	(698,614)	(1,453,429)

Net increase in net assets applicable to common stock resulting from operations	11,124,637	23,109,668

Dividends and Distributions on Common Stock from and in excess of net investment income	(11,473,173)	(22,900,781)

Capital Stock Transactions

Reinvestment of dividends resulting in the issuance of -0- shares and 109,933 shares of common stock, respectively	—	1,320,167

Total increase (decrease) in net assets	(348,536)	1,529,054

Net Assets

Beginning of period	319,922,120	318,393,066

End of period	$319,573,584	$319,922,120

Accumulated distributions in excess of net investment income at end of period	$(3,646,456)	$(5,465,980)

9	See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Statement of Cash Flows

For the Six Months Ended June 30, 2011 (Unaudited)

Increase/(Decrease) in Cash

Cash flows provided from (used for) operating activities:

Interest and dividends received (excluding discount and premium amortization of ($4,710,564))	$15,850,041

Operating expenses paid	(2,385,600)

Interest expense paid	(662,030)

Dividends paid on preferred stock	(676,514)

Purchase of long-term portfolio investments	(131,760,563)

Proceeds from sales and maturities of long-term portfolio investments	127,726,609

Net cash provided from operating activities	8,091,943

Cash flows provided from (used for) financing activities:

Dividends paid on common stock	(11,476,938)

Net cash used for financing activities	(11,476,938)

Net decrease in cash	(3,384,995)

Cash at beginning of period	13,539,775

Cash at end of period	$10,154,780

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided from Operating Activities

Net increase in net assets resulting from operations	$11,124,637

Decrease in investments	676,610

Net realized gain on investments	(2,132,988)

Net change in unrealized appreciation on investments	(2,370,447)

Decrease in interest receivable	901,338

Increase in prepaid expenses and other assets	(63,075)

Decrease in interest payable on borrowings	(301)

Decrease in accrued expenses and other liabilities	(43,831)

Total adjustments	(3,032,694)

Net cash provided from operating activities	$8,091,943

See Notes to Financial Statements.	10

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Financial Highlights

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the Six Months Ended June 30, 2011 (Unaudited)		For the Year Ended December 31,
PER SHARE OPERATING PERFORMANCE			2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.71		$11.70	$10.61	$11.65	$11.97	$12.50

Net investment income(1)	0.27		0.66	0.77	0.84	0.93	0.71
Net realized and unrealized gain/(loss) on investments	0.17		0.24	1.22	(0.83)	(0.09)	(0.25)
Dividends and distributions on auction market preferred shares from net investment income	(0.03)		(0.05)	(0.07)	(0.27)	(0.38)	(0.07)

Net increase (decrease) from investment operations	0.41		0.85	1.92	(0.26)	0.46	0.39

Dividends and distributions on common stock from and in excess of net investment income	(0.42)		(0.84)	(0.83)	(0.78)	(0.78)	(0.84)

Offering costs—auction market preferred shares	—		—	—	—	—	(0.08)

Net asset value, end of period	$11.70		$11.71	$11.70	$10.61	$11.65	$11.97

Per share market value, end of period	$11.33		$11.39	$12.29	$10.11	$10.32	$11.62

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	3.27%		(0.61)%	30.69%	5.30%	(4.71)%	(4.82)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK(3)
Total expenses	1.84	%(6)	1.89%	2.12%	1.37%	1.34%	2.98%
Operating expenses(4)	1.42	%(6)	1.46%	1.72%	1.37%	1.34%	1.12%
Net investment income(5)	4.62	%(6)	5.53%	6.82%	7.42%	7.88%	5.87%
SUPPLEMENTAL DATA
Portfolio turnover rate	26%		37%	23%	12%	19%	15%
Net assets applicable to common stock, end of period (000)	$319,574		$319,922	$318,393	$287,426	$315,439	$324,056
Preferred stock outstanding (000)	$ 95,000		$95,000	$95,000	$190,000	$190,000	$190,000
Asset coverage per share of preferred stock, end of the period	$109,098		$109,190	$108,788	$62,819	$66,505	$67,639
Borrowings outstanding (000)	$ 95,000		$95,000	$95,000	$—	$—	$—
Asset coverage per $1,000 on borrowings, end of period	$ 5,364		$5,368	$5,352	$—	$—	$—

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale at market value on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4)	Ratio in 2006 excludes interest and other commercial paper expenses. Commercial paper program was terminated on October 25, 2006. Ratios from 2006 through 2011 include Broker-dealer commissions—auction market preferred shares. Ratios for 2009, 2010 and 2011 exclude interest expense.
(5)	Ratios do not reflect dividends paid on the preferred stock. Accordingly, the ratio of net investment income after preferred stock dividends to average net assets to common stock is 4.18%, 5.08%, 6.22%, 5.01%, 4.66%, and 5.31%, respectively.
(6)	Annualized.

11	See Notes to Financial Statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

Notes to Financial Statements

June 30, 2011 (Unaudited)

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at date of purchase are valued on an amortized cost basis, which approximates fair value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net taxable income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2010 are subject to such review.

On December 31, 2010, the Fund had a net capital loss carryforward of $65,389,391, of which $11,512,356 expires in 2011, $3,731,126 expires in 2012, $3,265,594 expires in 2013, $4,213,979 expires in 2014, $13,096,121 expires in 2015, $18,907,565 expires in 2017 and $10,662,650 expires in 2018. This carryforward will be available to offset amounts of any future taxable gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$484,092,043	$14,993,702	$6,881,636	$8,112,066

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions on preferred shares are accrued on a daily basis and are determined as described in Note 5.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$24,354,210	$24,224,757

Total taxable distributions*	$24,354,210	$24,224,757

*	The distributions presented above include distributions payable to preferred shareholders at December 31, 2010 and 2009.

Reclassification of Capital Accounts: U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, for the six months ended June 30, 2011, $6,671,495 has been reclassified between accumulated net realized loss on investment transactions and distributions in excess of net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and accounting for prepayments on mortgage-backed securities. These reclassifications had no effect on net assets or net asset value per share.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements and Management Arrangements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners, Inc., and an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”).

The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Hilliard is computed weekly and payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets. Average weekly net assets is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Hilliard provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended June 30, 2011 were $77,148.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than U.S. Government securities and short-term investments, for the six months ended June 30, 2011 aggregated $121,719,352 and $112,602,462, respectively. For the six months ended June 30, 2011, the Fund had purchases and sales of $10,041,211 and $15,016,016 respectively, of U.S. Government securities.

Note 4. Capital

There are 600 million shares of stock, $0.01 par value per share, authorized. For the six months ended June 30, 2011 and the year ended December 31, 2010, there were 0 and 109,933 shares of common stock issued, respectively, in connection with the reinvestment of dividends.

Note 5. Auction Market Preferred Shares

The Fund’s Charter grants the authority to the Board of Directors to authorize the creation and issuance of one or more series of preferred stock out of the authorized and unissued stock of the Fund. Accordingly, on October 25, 2006, the Fund issued 7,600 shares of Auction Market Preferred Shares (“AMPS”) in two series of 3,800 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the AMPS were recorded as a reduction of paid-in capital on common stock. Dividends on shares of AMPS are cumulative from their date of original issue and payable on each dividend payment date. On March 24, 2009, the Fund redeemed 3,800 shares of its T7 series of AMPS at liquidation value. As of June 30, 2011, there were 3,800 shares of AMPS outstanding.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to a mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of AMPS, voting separately as a class, are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. Since February 2008, the AMPS market has been ineffective at matching buyers with sellers. This has impacted the Fund’s AMPS. The AMPS dividend rate was reset to the maximum applicable rate. These maximum dividend rates ranged from 1.41% to 1.50% for the six months ended June 30, 2011. A failed auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its AMPS. Dislocations in the auction rate securities markets have triggered numerous failed auctions for many closed-end funds. A failed auction occurs when there are more sellers of AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction of the Fund’s AMPS may not occur for a long period of time, if ever. Even if the AMPS market becomes more liquid, the holders of the Fund’s AMPS may not have the amount of liquidity they desire or the ability to sell the AMPS at par.

Note 6. Borrowings

On March 12, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $190,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at a 3 month LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and a percentage rate on the undrawn balance (the commitment fee). The Fund also paid a one time arrangement fee based on a percentage of the total borrowing limit. Total commitment fees paid for the six months ended June 30, 2011 were $477,639 and are included in Borrowing fees and expenses on the Statement of Operations. The Bank has the ability to require repayment of outstanding borrowings under the Facility upon six months notice or following an event of default. For the six months ended June 30, 2011, the average daily borrowings under the Facility and the weighted daily average interest rate were $95,000,000 and 1.39%, respectively. As of June 30, 2011, the amount of such outstanding borrowings was $95,000,000. The interest rate applicable to the borrowing on June 30, 2011 was 1.35%. The Bank has the ability to borrow the Hypothecated Securities, (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with the borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At June 30, 2011, Hypothecated Securities under the Facility had a market value of $214,828,754 and Rehypothecated Securities had a market value of $88,142,240.

Note 7. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 12, 2011. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Geraldine M. McNamara (2014)*	24,210,264	477,085
Christian H. Poindexter (2014)*	24,148,883	538,466
Carl F. Pollard (2014)**	2,673	3

*	Elected by holders of the Fund’s common and preferred stock voting as a single class.
**	Elected by holders of the Fund’s preferred stock voting as a separate class.

Directors whose term of office continued beyond this meeting are as follows: Stewart E. Conner, Nancy Lampton, Robert J. Genetski, Philip R. McLoughlin, Eileen A. Moran, Nathan I. Partain and David J. Vitale.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.ducfund.com or on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.ducfund.com.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee (the “Committee”), composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Committee with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Committee considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s auction market preferred shares. The Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Committee with performance information for the Fund for various periods, measured against two benchmarks: the Lipper General Bond Funds Average (the Fund’s Lipper category) and the Barclays Capital U.S. Aggregate Index (including the U.S. Credit Index which is a subset of the U.S. Aggregate Index). The Committee noted that the Fund’s performance generally compared favorably with the benchmarks.

Costs of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Committee retained Lipper Fiduciary Services, an independent provider of investment company data, to furnish a report comparing the Fund’s advisory fee and other expenses to the similar expenses of other leveraged debt funds. The Adviser also furnished the Committee with copies of its financial statements. In reviewing those financial statements, the Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Committee noted that the transition to a single administrator for the complex of three closed-end funds advised by the Adviser had streamlined the operations of the Fund. The Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the Committee noted that the services provided by the Adviser to the Fund were significantly more extensive and demanding than the services provided by the Adviser to institutional accounts. Specifically, in providing services to the Fund, the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board of Directors and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful.

Indirect benefits. The Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. The Committee also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

The Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On February 22, 2011, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including all of the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending April 30, 2012.

Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairman

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

Daniel J. Petrisko, CFA

Vice President & Chief Investment Officer

T. Brooks Beittel, CFA

Secretary

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel,

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

(888) 878-7845

Transfer Agent, Dividend Disbursing Agent and Custodian

BNY Mellon

Shareowner Services

480 Washington Blvd.

Jersey City, NJ 07310

(866) 221-1681

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Information contained in this report is dated and subject to change. Past performance is no guarantee of future results.

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

SEMI-ANNUAL REPORT

JUNE 30, 2011

ITEM 2.	CODE OF ETHICS.

    Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

    Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

    Not applicable to semi-annual reports.

ITEM 6.	INVESTMENTS

    A Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    Not applicable to semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    Not applicable to semi-annual reports.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

    During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 31, 2011) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

    (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)         There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/S/ ALAN M. MEDER

Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
Date	August 29, 2011

By (Signature and Title)	/S/ ALAN M. MEDER

Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	August 29, 2011